UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2019

Assurant, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31978	39-1126612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28 Liberty Street, 41st Floor New York, New York		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 859-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 18, 2019, Assurant, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with certain affiliates of TPG Global, LLC (the “Selling Stockholders”) and Goldman Sachs & Co. LLC, relating to the sale of all of the remaining 7,869,230 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share, held by the Selling Stockholders, at a public offering price of $98.70 per share (the “Offering”). The Shares were originally part of the 10,069,230 shares issued to the Selling Stockholders in connection with the closing of the acquisition by the Company of The Warranty Group and its subsidiaries on May 31, 2018. The Company did not receive any proceeds from the sale of the Shares. Certain expenses related to the Offering will be payable by the Company. The Offering closed on March 21, 2019.

The Offering was made pursuant to (i) an effective Registration Statement on Form S-3 (File No. 333-222648) filed with the Securities and Exchange Commission (the “SEC”) on January 22, 2018, including a related base prospectus dated January 22, 2018, and (ii) a related prospectus supplement dated March 18, 2019 and filed with the SEC pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference. In addition, in connection with the Offering, the Company is filing a legal opinion regarding the legality of the Shares, attached as Exhibit 5.1 hereto and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 21, 2019, Eric Leathers and Peter McGoohan tendered their resignations from the Company’s Board of Directors (the “Board”), and in the case of Mr. Leathers, the Finance and Risk Committee, and Mr. McGoohan, the Compensation Committee, in each case effective upon the closing of the Offering. Mr. Leathers and Mr. McGoohan tendered their resignations in accordance with Section 2.2(c) of the Stockholder Rights Agreement, dated as of May 31, 2018, by and among the Company and the Selling Stockholders, which was previously filed with the SEC as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 31, 2018.

On March 18, 2019, Elyse Douglas, who serves on the Board, the Audit Committee and as Chair of the Finance and Risk Committee, separately informed the Board that she will not stand for re-election when her current term expires on May 7, 2019, the date of the Company’s 2019 annual meeting of stockholders.

Cautionary Statement

Some of the statements included in this Current Report on Form 8-K, including those incorporated by reference, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. For a detailed discussion of the risk factors that could cause our actual results to differ materially from those currently estimated by management, including those contained in the forward-looking statements, please refer to the risk factors identified in our SEC reports, including, but not limited to, our Annual Report on Form 10-K, as filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 18, 2019.

5.1	Opinion of Carey S. Roberts, Esq.

23.1	Consent of Carey S. Roberts, Esq. (included as part of Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: March 21, 2019	By:	/s/ Carey S. Roberts
Carey S. Roberts
Executive Vice President, Chief Legal Officer and Secretary